UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: January 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

January 31, 2013

Semi-Annual Repor t

Western Asset

Municipal High

Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Municipal High Income Fund

Fund objective

The Fund seeks to maximize current income exempt from regular federal income tax*.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Fund name change

Prior to August 1, 2012, the Fund was known as Legg Mason Western Asset Municipal High Income Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Municipal High Income Fund for the six-month reporting period ended January 31, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 28, 2013

Western Asset Municipal High Income Fund	III

Investment commentary

Economic review

While the U.S. economy continued to grow over the six months ended January 31, 2013 (the “reporting period”), it did so at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department’s second estimate showed that fourth quarter GDP growth was a tepid 0.1%. Decelerating growth was largely driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.2%. Unemployment then generally declined and was 7.8% in September 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then fluctuated between 7.8% and 7.9% over the next four months and ended the reporting period at 7.9%. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 38.1% of the 12.3 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 0.4% on a seasonally adjusted basis in January 2013 versus the previous month and they were 9.1% higher than in January 2012. In addition, the NAR reported that the median existing-home price for all housing types was $173,600 in January 2013, up 12.3% from January 2012. This marked the eleventh consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 4.9% in January, which represents a 4.2 month supply at the current sales pace. This represents the lowest inventory since April 2005.

The manufacturing sector appeared to overcome a soft patch that occurred in the summer of 2012, only to experience another setback in November 2012. However, it then improved late in the period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, prior to the beginning of the reporting period. This represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded over the next two months, with the PMI increasing to 53.1 in January 2013, its best reading since April 2012.

IV	Western Asset Municipal High Income Fund

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its June 2012 meeting, prior to the beginning of the reporting period, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

Q. Did Treasury yields trend higher or lower during the six months ended January 31, 2013?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.23%. It rose as high as 0.32% on October 22 and hit a trough of 0.22% on August 31. The two-year Treasury ended the period at 0.27%. The yield on the ten-year Treasury began the period at 1.51%, its low over the six months ended January 31, 2013. Ten-year Treasuries peaked at 2.03% in late January and ended the period at 2.02%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff.” However, overall the spread sectors outperformed equal duration Treasuries given generally solid demand from investors looking to generate incremental yield in the low interest rate environment.

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market outperformed its taxable bond counterpart during the six months ended January 31, 2013. Over that period, the Barclays Municipal Bond Indexv and the Barclays U.S. Aggregate Indexvi returned 1.82% and -0.28%, respectively. The municipal bond market was supported by generally solid demand, a sharp decline in new issuance, improving tax revenues and low default rates. Additionally, investor sentiment improved as a number of states made progress toward shoring up their financial situation by raising taxes and cutting expenses.

Performance review

For the six months ended January 31, 2013, Class A shares of Western Asset Municipal High Income Fund, excluding sales charges, returned 3.82%. The Fund’s unmanaged benchmark, the Barclays Municipal Bond

Western Asset Municipal High Income Fund	V

Index, returned 1.82% for the same period. The Lipper High Yield Municipal Debt Funds Category Average1 returned 4.28% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Effective November 29, 2012, the Fund began investing all of its investable assets in an underlying mutual fund, Municipal High Income Portfolio, which has the same investment objective and strategies as the Fund.

Performance Snapshot as of January 31, 2013 (unaudited)
(excluding sales charges)	6 months
Western Asset Municipal High Income Fund:
Class A	3.82%
Class B2	3.44%
Class C	3.47%
Class I	3.84%
Barclays Municipal Bond Index	1.82%
Lipper High Yield Municipal Debt Funds Category Average[1]	4.28%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended January 31, 2013 for Class A, Class B, Class C and Class I shares were 3.84%, 3.41%, 3.46% and 4.19%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 4.11%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 28, 2012, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 0.78%, 1.34%, 1.34% and 0.71%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.65% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 120 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

VI	Western Asset Municipal High Income Fund

Investment commentary (cont’d)

fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

February 28, 2013

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. A significant portion of portfolio holdings may be invested in lower quality securities, which present greater risk of loss of principal and interest than higher-rated securities. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Western Asset Municipal High Income Fund 2013 Semi-Annual Report	1

Portfolio at a glance† (unaudited)

Municipal High Income Portfolio

The Fund invests all of its investable assets in Municipal High Income Portfolio, the investment breakdown of which is shown below.

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of January 31, 2013 and does not include derivatives such as futures contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

2	Western Asset Municipal High Income Fund 2013 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (load) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2012 and held for the six months ended January 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	3.82%	$1,000.00	$1,038.20	0.79%	$4.06	Class A	5.00%	$1,000.00	$1,021.22	0.79%	$4.02
Class B	3.44	1,000.00	1,034.40	1.41	7.23	Class B	5.00	1,000.00	1,018.10	1.41	7.17
Class C	3.47	1,000.00	1,034.70	1.35	6.92	Class C	5.00	1,000.00	1,018.40	1.35	6.87
Class I	3.84	1,000.00	1,038.40	0.65	3.34	Class I	5.00	1,000.00	1,021.93	0.65	3.31

[1]	For the six months ended January 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the Fund’s share of Municipal High Income Portfolio’s allocated expenses.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Municipal High Income Fund 2013 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — January 31, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Muni High Income	— Municipal High Income Portfolio
Benchmark	— Barclays Municipal Bond Index

4	Western Asset Municipal High Income Fund 2013 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — January 31, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Muni High Income	— Municipal High Income Portfolio
Benchmark	— Barclays Municipal Bond Index

Western Asset Municipal High Income Fund 2013 Semi-Annual Report	5

Statement of assets and liabilities (unaudited)

January 31, 2013

Assets:
Investment in Municipal High Income Portfolio, at value	$1,075,028,877
Receivable for Fund shares sold	5,414,483
Receivable from broker — variation margin on open futures contracts	465,757
Prepaid expenses	81,948
Total Assets	1,080,991,065

Liabilities:
Payable for Fund shares repurchased	3,598,247
Distributions payable	765,791
Investment management fee payable	473,509
Service and/or distribution fees payable	186,203
Trustees’ fees payable	8,050
Accrued expenses	250,005
Total Liabilities	5,281,805
Total Net Assets	$1,075,709,260

Net Assets:
Par value (Note 7)	$708
Paid-in capital in excess of par value	1,067,182,433
Undistributed net investment income	628,864
Accumulated net realized loss on investments and futures contracts	(93,855,487)
Net unrealized appreciation on investments and futures contracts	101,752,742
Total Net Assets	$1,075,709,260

Shares Outstanding:
Class A	42,909,255
Class B	609,472
Class C	11,144,633
Class I	16,103,051

Net Asset Value:
Class A (and redemption price)	$15.23
Class B*	$15.15
Class C*	$15.15
Class I (and redemption price)	$15.15
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$15.91

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

6	Western Asset Municipal High Income Fund 2013 Semi-Annual Report

Statement of operations1 (unaudited)

For the Six Months Ended January 31, 2013

Investment Income:
Interest	$16,725,700
Income from Municipal High Income Portfolio	8,942,989
Allocated expenses from Municipal High Income Portfolio	(65,235)
Total Investment Income	25,603,454

Expenses:
Investment management fee (Note 2)	2,832,361
Service and/or distribution fees (Notes 2 and 5)	1,084,490
Transfer agent fees (Note 5)	264,738
Registration fees	59,669
Fund accounting fees	46,258
Legal fees	41,833
Audit and tax	24,488
Shareholder reports	21,114
Insurance	9,995
Trustees’ fees	8,054
Custody fees	1,891
Miscellaneous expenses	3,992
Total Expenses	4,398,883
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(50,754)
Net Expenses	4,348,129
Net Investment Income	21,255,325

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1 and 4):
Net Realized Gain From:
Investment transactions	91,161
Futures contracts	500,085
Net Realized Gain	591,246
Net Realized Loss on Investments from Municipal High Income Portfolio	(29,553)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	15,155,405
Futures contracts	200,773
Change in Net Unrealized Appreciation (Depreciation)	15,356,178
Net Gain on Investments and Futures Contracts	15,917,871
Increase in Net Assets from Operations	$37,173,196

[1]

On November 29, 2012, the Western Asset Municipal High Income Fund began investing, as a feeder fund, in Municipal High Income Portfolio. The Statement of Operations includes the Western Asset Municipal High Income Fund’s information as a stand-alone and feeder fund for the respective periods (see Note 1).

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2013 Semi-Annual Report	7

Statements of changes in net assets

For the Six Months Ended January 31, 2013 (unaudited) and the Year Ended July 31, 2012	January 31	July 31

Operations:
Net investment income	$21,255,325	$41,300,926
Net realized gain	561,693	1,437,041
Change in net unrealized appreciation (depreciation)	15,356,178	83,200,087
Increase in Net Assets From Operations	37,173,196	125,938,054

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(21,172,756)	(41,128,330)
Decrease in Net Assets From Distributions to Shareholders	(21,172,756)	(41,128,330)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	249,433,294	517,092,558
Reinvestment of distributions	16,364,914	30,149,108
Cost of shares repurchased	(195,954,005)	(356,572,008)
Increase in Net Assets From Fund Share Transactions	69,844,203	190,669,658
Increase in Net Assets	85,844,643	275,479,382

Net Assets:
Beginning of period	989,864,617	714,385,235
End of period*	$1,075,709,260	$989,864,617
* Includes undistributed net investment income of:	$628,864	$546,295

See Notes to Financial Statements.

8	Western Asset Municipal High Income Fund 2013 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2013[2,3]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$14.99	$13.63	$13.87	$12.85	$14.10	$15.01

Income (loss) from operations:
Net investment income	0.32	0.69	0.73	0.74	0.75	0.74
Net realized and unrealized gain (loss)	0.24	1.36	(0.24)	1.02	(1.25)	(0.91)
Total income (loss) from operations	0.56	2.05	0.49	1.76	(0.50)	(0.17)

Less distributions from:
Net investment income	(0.32)	(0.69)	(0.73)	(0.74)	(0.75)	(0.74)
Total distributions	(0.32)	(0.69)	(0.73)	(0.74)	(0.75)	(0.74)

Net asset value, end of period	$15.23	$14.99	$13.63	$13.87	$12.85	$14.10
Total return[4]	3.82%	15.37%	3.69%	13.92%	(3.20)%	(1.17)%

Net assets, end of period (millions)	$654	$593	$461	$640	$469	$424

Ratios to average net assets:
Gross expenses	0.79%[5,6]	0.78%	0.78%	0.77%	0.77%	0.80%
Net expenses[7]	0.79 [5,6]	0.78	0.78	0.77	0.77	0.80
Net investment income	4.19 [5]	4.82	5.39	5.41	6.02	5.06

Portfolio turnover rate	2%[8]	8%	24%	20%	20%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2013 (unaudited).

[3]

On November 29, 2012, Western Asset Municipal High Income Fund began investing, as a feeder fund, in Municipal High Income Portfolio. Expense ratios disclosed prior to January 31, 2013 are for the Western Asset Municipal High Income Fund as a stand-alone fund.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Includes the Fund’s share of Municipal High Income Portfolio’s allocated expenses.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Represents the portfolio turnover rate of the Municipal High Income Portfolio.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2013 Semi-Annual Report	9

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class B Shares[1]	2013[2,3]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$14.91	$13.55	$13.84	$12.79	$14.11	$15.01

Income (loss) from operations:
Net investment income	0.27	0.61	0.64	0.66	0.68	0.66
Net realized and unrealized gain (loss)	0.24	1.35	(0.24)	1.00	(1.32)	(0.90)
Proceeds from settlement of a regulatory matter	—	—	—	0.05	—	—
Total income (loss) from operations	0.51	1.96	0.40	1.71	(0.64)	(0.24)

Less distributions from:
Net investment income	(0.27)	(0.60)	(0.69)	(0.66)	(0.68)	(0.66)
Total distributions	(0.27)	(0.60)	(0.69)	(0.66)	(0.68)	(0.66)

Net asset value, end of period	$15.15	$14.91	$13.55	$13.84	$12.79	$14.11
Total return[4]	3.44%	14.80%	3.02%	13.60%[5]	(4.24)%	(1.63)%

Net assets, end of period (millions)	$9	$11	$13	$18	$20	$26

Ratios to average net assets:
Gross expenses	1.41%[6,7]	1.34%	1.40%	1.36%	1.32%	1.33%
Net expenses[8]	1.41 [6,7]	1.34	1.40	1.36	1.32	1.33
Net investment income	3.57 [6]	4.29	4.76	4.83	5.48	4.52

Portfolio turnover rate	2%[9]	8%	24%	20%	20%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2013 (unaudited).

[3]

On November 29, 2012, Western Asset Municipal High Income Fund began investing, as a feeder fund, in Municipal High Income Portfolio. Expense ratios disclosed prior to January 31, 2013 are for the Western Asset Municipal High Income Fund as a stand-alone fund.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.19%. Class B received $68,847 related to this distribution.

[6]	Annualized.

[7]	Includes the Fund’s share of Municipal High Income Portfolio’s allocated expenses.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Represents the portfolio turnover rate of the Municipal High Income Portfolio.

See Notes to Financial Statements.

10	Western Asset Municipal High Income Fund 2013 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2013[2,3]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$14.91	$13.55	$13.80	$12.78	$14.10	$15.00

Income (loss) from operations:
Net investment income	0.28	0.61	0.65	0.66	0.68	0.65
Net realized and unrealized gain (loss)	0.23	1.35	(0.25)	1.02	(1.32)	(0.89)
Total income (loss) from operations	0.51	1.96	0.40	1.68	(0.64)	(0.24)

Less distributions from:
Net investment income	(0.27)	(0.60)	(0.65)	(0.66)	(0.68)	(0.66)
Total distributions	(0.27)	(0.60)	(0.65)	(0.66)	(0.68)	(0.66)

Net asset value, end of period	$15.15	$14.91	$13.55	$13.80	$12.78	$14.10
Total return[4]	3.47%	14.79%	3.02%	13.30%	(4.27)%	(1.66)%

Net assets, end of period (millions)	$169	$162	$133	$137	$94	$86

Ratios to average net assets:
Gross expenses	1.35%[5,6]	1.34%	1.35%	1.34%	1.34%	1.35%
Net expenses[7]	1.35 [5,6]	1.34	1.35	1.34	1.34	1.35
Net investment income	3.63 [5]	4.26	4.83	4.84	5.44	4.50

Portfolio turnover rate	2%[8]	8%	24%	20%	20%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2013 (unaudited).

[3]

On November 29, 2012, Western Asset Municipal High Income Fund began investing, as a feeder fund, in Municipal High Income Portfolio. Expense ratios disclosed prior to January 31, 2013 are for the Western Asset Municipal High Income Fund as a stand-alone fund.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Includes the Fund’s share of Municipal High Income Portfolio’s allocated expenses.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Represents the portfolio turnover rate of the Municipal High Income Portfolio.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2013 Semi-Annual Report	11

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2013[2,3]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$14.91	$13.55	$13.80	$12.79	$14.10	$15.01

Income (loss) from operations:
Net investment income	0.33	0.70	0.74	0.75	0.76	0.74
Net realized and unrealized gain (loss)	0.24	1.36	(0.25)	1.01	(1.30)	(0.89)
Total income (loss) from operations	0.57	2.06	0.49	1.76	(0.54)	(0.15)

Less distributions from:
Net investment income	(0.33)	(0.70)	(0.74)	(0.75)	(0.77)	(0.76)
Total distributions	(0.33)	(0.70)	(0.74)	(0.75)	(0.77)	(0.76)

Net asset value, end of period	$15.15	$14.91	$13.55	$13.80	$12.79	$14.10
Total return[4]	3.84%	15.59%	3.76%	13.99%	(3.51)%	(1.05)%

Net assets, end of period (millions)	$244	$224	$107	$52	$9	$1

Ratios to average net assets:
Gross expenses	0.69%[5,6]	0.71%	0.65%	0.64%	0.62%	0.66%
Net expenses[7]	0.65 [5,6,8,9]	0.64 [8,9]	0.64 [8,9]	0.64 [8,9]	0.62	0.66
Net investment income	4.33 [5]	4.95	5.58	5.52	6.18	5.09

Portfolio turnover rate	2%[10]	8%	24%	20%	20%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2013 (unaudited).

[3]

On November 29, 2012, Western Asset Municipal High Income Fund began investing, as a feeder fund, in Municipal High Income Portfolio. Expense ratios disclosed prior to January 31, 2013 are for the Western Asset Municipal High Income Fund as a stand-alone fund.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Includes the Fund’s share of Municipal High Income Portfolio’s allocated expenses.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Represents the portfolio turnover rate of the Municipal High Income Portfolio.

See Notes to Financial Statements.

12	Western Asset Municipal High Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Municipal High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Effective November 29, 2012, the Fund began investing all of its investable assets in Municipal High Income Portfolio (the “Portfolio”), a separate investment series of Master Portfolio Trust, that has the same investment objective as the Fund.

The financial statements of the Portfolio including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The Fund records its investment in the Portfolio at value. The value of such investment in the Portfolio reflects the Fund’s proportionate interest (99.99% at January 31, 2013) in the net assets of the Portfolio.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The disclosure and valuation of securities held by the Portfolio are discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income. The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

(c) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

(d) Futures contracts. Prior to the Funds investment in the Portfolio, the Fund used futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Western Asset Municipal High Income Fund 2013 Semi-Annual Report	13

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Credit and market risk. Prior to the Funds investment in the Portfolio, the Fund invested in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(f) Security transactions and investment income. Prior to the Funds investment in the Portfolio, security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

14	Western Asset Municipal High Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s and the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the six months ended January 31, 2013, fees waived and/or expenses reimbursed amounted to $50,754.

Western Asset Municipal High Income Fund 2013 Semi-Annual Report	15

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2013, LMIS and its affiliates received sales charges of $48,630 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$38,971	$10,549	$10,530

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of January 31, 2013, the Fund had accrued $7,054 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period August 1, 2012 through November 28, 2012, prior to the Fund’s investment in the Portfolio, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$36,156,825
Sales	11,041,900

16	Western Asset Municipal High Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

On November 29, 2012, the Fund transferred all of its investable assets, with a value of $1,041,996,191, including net unrealized appreciation of $111,877,287, to the Portfolio in exchange for an interest in the Portfolio.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period August 1, 2012 through November 28, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$500,085

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$200,773

During the period August 1, 2012 through November 28, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$24,821,469

†	At January 31, 2013, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$468,575	$111,480
Class B	33,302	8,022
Class C	582,613	41,720
Class I	—	103,516
Total	$1,084,490	$264,738

Western Asset Municipal High Income Fund 2013 Semi-Annual Report	17

For the six months ended January 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$50,754
Total	$50,754

6. Distributions to shareholders by class

	Six Months Ended January 31, 2013	Year Ended July 31, 2012
Net Investment Income:
Class A	$13,037,903	$24,489,097
Class B	182,289	500,661
Class C	3,003,894	6,115,085
Class I	4,948,670	10,023,487
Total	$21,172,756	$41,128,330

7. Shares of beneficial interest

At January 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	10,040,961	$152,198,765	16,446,062	$237,273,541
Shares issued on reinvestment	764,706	11,602,609	1,524,666	21,854,261
Shares repurchased	(7,440,898)	(112,858,943)	(12,264,896)	(175,963,841)
Net increase	3,364,769	$50,942,431	5,705,832	$83,163,961

Class B
Shares sold	3,724	$56,266	12,754	$179,967
Shares issued on reinvestment	9,979	150,512	29,836	423,715
Shares repurchased	(136,909)	(2,061,988)	(237,283)	(3,368,565)
Net decrease	(123,206)	$(1,855,210)	(194,693)	$(2,764,883)

Class C
Shares sold	1,387,600	$20,924,698	2,382,307	$34,044,466
Shares issued on reinvestment	148,712	2,243,811	321,754	4,582,041
Shares repurchased	(1,235,248)	(18,613,282)	(1,715,594)	(24,308,023)
Net increase	301,064	$4,555,227	988,467	$14,318,484

18	Western Asset Municipal High Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended January 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	5,048,532	$76,253,565	17,580,390	$245,594,584
Shares issued on reinvestment	156,927	2,367,982	229,982	3,289,091
Shares repurchased	(4,147,999)	(62,419,792)	(10,674,966)	(152,931,579)
Net increase	1,057,460	$16,201,755	7,135,406	$95,952,096

8. Capital loss carryforward

As of July 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
7/31/2013	$(25,925,282)
7/31/2014	(20,423,175)
7/31/2016	(3,351,932)
7/31/2017	(13,599,734)
7/31/2018	(15,039,977)
7/31/2019	(14,782,122)
$(93,122,222)

These amounts will be available to offset any future taxable capital gains.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The

Western Asset Municipal High Income Fund 2013 Semi-Annual Report	19

demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

20	Western Asset Municipal High Income Fund

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 5-6, 2012, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Municipal High Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Western Asset Municipal High Income Fund	21

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board considered management’s plans with respect to the Fund, including that on or about November 28, 2012 the Fund was expected to convert into a “feeder fund” by transferring substantially all of its assets to Municipal High Income Portfolio (the “Master Fund”), a newly formed series of Master Portfolio Trust, in exchange for shares of beneficial interest in the Master Fund. The Board noted that the Manager and the Subadviser would serve in the same capacities with respect to the Master Fund.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was

22	Western Asset Municipal High Income Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as high yield municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 5- and 10-year periods ended June 30, 2012 was above the median and that its performance for the 3-year period ended June 30, 2012 was below the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board noted that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Western Asset Municipal High Income Fund	23

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as high yield municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to one of the Fund’s share classes is expected to continue through December 2014.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant during the past year. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that although the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, the Fund’s Contractual Management Fee was approximately equivalent to the asset-weighted average of management fees paid by the other funds with the same Lipper investment classification/objective at all asset levels.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

24	Western Asset Municipal High Income Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Municipal High Income Portfolio 2013 Semi-Annual Report	25

Schedule of investments (unaudited)

January 31, 2013

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 93.5%
Arizona — 2.0%
Pima County, AZ, IDA Educational Revenue, Noah Webster Basic School	6.125%	12/15/34	$1,000,000	$1,011,910
Pima County, AZ, IDA Revenue, Tucson Electric Power Co.	5.750%	9/1/29	8,000,000	8,478,880
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/37	7,000,000	8,022,700
University Medical Center Corp., AZ, Hospital Revenue	6.000%	7/1/24	1,250,000	1,479,812
University Medical Center Corp., AZ, Hospital Revenue	6.500%	7/1/39	2,000,000	2,335,300
Total Arizona				21,328,602
Arkansas — 0.1%
Arkansas State Development Financing Authority, Industrial Facilities Revenue, Potlatch Corp. Projects	7.750%	8/1/25	1,000,000	1,021,400	(a)
California — 12.7%
Alhambra, CA, Revenue:
Atherton Baptist Homes	7.500%	1/1/30	1,640,000	1,832,208
Atherton Baptist Homes	7.625%	1/1/40	1,500,000	1,670,970
California EFA Revenue:
College and University Financing Program	5.000%	2/1/14	1,595,000	1,632,594
College and University Financing Program	5.000%	2/1/15	1,670,000	1,736,967
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	14,000,000	14,585,900	(a)
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	10,000,000	10,281,900
California State Public Works Board, Lease Revenue:
California State Prisons LA	5.250%	10/1/24	4,000,000	4,765,440
California State Prisons LA	5.250%	10/1/25	2,870,000	3,407,063
California State Prisons LA	5.000%	10/1/28	3,500,000	4,018,490
Various Capital Projects	5.125%	10/1/31	2,000,000	2,285,740
California Statewide CDA Revenue:
American Baptist Homes of the West	2.100%	10/1/19	2,250,000	2,249,977	(b)
American Baptist Homes of the West	2.400%	10/1/20	1,250,000	1,249,975	(b)
Lodi Memorial Hospital, California Mortgage Insurance	5.000%	12/1/37	14,000,000	14,539,280
Senior Living-Presbyterian Homes	4.750%	11/15/26	1,920,000	1,964,506
Senior Living-Presbyterian Homes	4.875%	11/15/36	6,000,000	6,041,760
Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue	7.875%	6/1/42	3,150,000	3,228,466	(c)
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue:
Multiple Capital Project II	5.000%	8/1/29	2,500,000	2,865,750
Multiple Capital Project II	5.000%	8/1/31	3,000,000	3,412,590

See Notes to Financial Statements.

26	Municipal High Income Portfolio 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
California — continued
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	$29,000,000	$41,552,650
Palomar, CA, Pomerado Health Care District, COP	6.750%	11/1/39	5,000,000	5,728,550
Redding, CA, RDA, Tax Allocation, Shastec Redevelopment Project	5.000%	9/1/36	1,250,000	1,253,888
Roseville, CA, Natural Gas Finance Authority Revenue	5.000%	2/15/27	5,000,000	5,771,600
Total California				136,076,264
Colorado — 4.0%
Colorado Educational & Cultural Facilities Authority Revenue:
Charter School Refunding, Jefferson Project	6.000%	6/15/33	1,500,000	1,531,050	(c)
Cheyenne Mountain Charter Academy Foundation	5.375%	6/15/38	2,585,000	2,676,612
Colorado Health Facilities Authority Revenue:
Christian Living Communities Project	5.750%	1/1/37	2,000,000	2,138,740
The Evangelical Lutheran Good Samaritan Society	6.125%	6/1/38	7,000,000	7,537,600	(c)
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	18,000,000	24,549,840
Reata South Metropolitan District, CO, GO	7.250%	6/1/37	4,000,000	3,556,720
Southlands, CO, Metropolitan District No. 1, GO	7.125%	12/1/34	1,000,000	1,123,140	(c)
Total Colorado				43,113,702
Connecticut — 0.2%
Connecticut State Development Authority, IDR, AFCO Cargo LLC Project	8.000%	4/1/30	3,945,000	2,441,048	(a)
Delaware — 4.3%
Delaware State EDA Revenue, Indian River Power LLC	5.375%	10/1/45	29,000,000	31,866,360
New Castle County, DE, Revenue, Newark Charter School Inc. Project	5.000%	9/1/36	1,000,000	1,036,020
Sussex County, DE, Recovery Zone Facility Revenue, NRG Energy Inc., Indian River Power LLC	6.000%	10/1/40	12,000,000	13,846,560
Total Delaware				46,748,940
District of Columbia — 0.3%
District of Columbia Revenue:
Friendship Public Charter School Inc.	5.000%	6/1/32	2,130,000	2,258,822
Friendship Public Charter School Inc.	5.000%	6/1/42	1,250,000	1,300,113
Total District of Columbia				3,558,935
Florida — 1.8%
Bonnet Creek Resort Community Development District, Special Assessment	7.500%	5/1/34	1,000,000	995,620
Hillsborough County, FL, IDA Revenue, National Gypsum Convention	7.125%	4/1/30	1,000,000	1,000,250	(a)
North Sumter County Utility Dependent District, FL, Solid Waste Revenue	5.000%	10/1/42	5,000,000	5,072,350

See Notes to Financial Statements.

Municipal High Income Portfolio 2013 Semi-Annual Report	27

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Orange County, FL, Health Facilities Authority Revenue, First Mortgage Healthcare Facilities Revenue Bonds, GF/Orlando Inc. Project	9.000%	7/1/31	$1,775,000	$1,777,237
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	2,500,000	2,055,574
Seminole Tribe Florida Special Obligation Revenue	5.750%	10/1/22	5,000,000	5,531,250	(d)
Seminole Tribe Florida Special Obligation Revenue	5.250%	10/1/27	3,000,000	3,201,000	(d)
Total Florida				19,633,281
Georgia — 2.4%
Atlanta, GA, Development Authority Educational Facilities Revenue, Science Park LLC Project	5.000%	7/1/32	5,865,000	6,482,760
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	9,000,000	10,462,500
Franklin County, GA, Industrial Building Authority Revenue:
Emmanuel College Inc.	5.750%	11/1/25	1,000,000	996,330
Emmanuel College Inc.	6.000%	11/1/32	2,850,000	2,836,634
Emmanuel College Inc.	6.250%	11/1/43	3,000,000	2,983,410
Gainesville & Hall County, GA, Development Authority Retirement Community Revenue:
Acts Retirement-Life Communities Inc.	6.375%	11/15/29	700,000	820,449
Acts Retirement-Life Communities Inc.	6.625%	11/15/39	1,085,000	1,267,974
Total Georgia				25,850,057
Hawaii — 1.3%
Hawaii State Department of Budget & Finance Special Purpose Revenue:
Craigside Retirement Residence	7.500%	11/15/15	3,585,000	3,624,399
Craigside Retirement Residence	8.750%	11/15/29	800,000	955,840
Hawaiian Electric Co.	6.500%	7/1/39	8,000,000	9,331,280
Total Hawaii				13,911,519
Illinois — 2.5%
Illinois Development Finance Authority Revenue, Citgo Petroleum Corp. Project	8.000%	6/1/32	3,250,000	3,253,672	(a)
Illinois Finance Authority Revenue:
Park Place of Elmhurst	8.000%	5/15/30	5,000,000	5,165,600
Park Place of Elmhurst	8.125%	5/15/40	11,835,000	12,208,513
Refunding, Chicago Charter School Project	5.000%	12/1/36	3,000,000	3,083,760
Refunding, OSF Healthcare System	5.750%	11/15/37	2,500,000	2,773,225
Total Illinois				26,484,770

See Notes to Financial Statements.

28	Municipal High Income Portfolio 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Indiana — 1.7%
Indiana State Finance Authority Revenue, Educational Facilities, Marian University Project	6.375%	9/15/41	$15,000,000	$16,604,850
Vanderburgh County, IN, Redevelopment Commission, Redevelopment District Tax Increment Revenue	5.250%	2/1/31	1,400,000	1,463,882
Total Indiana				18,068,732
Kentucky — 1.9%
Kentucky Economic Development Finance Authority Hospital Facilities Revenue, Owensboro Medical Health Systems	6.375%	6/1/40	15,000,000	18,086,100
Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare Inc.	5.250%	10/1/36	2,500,000	2,668,250
Total Kentucky				20,754,350
Louisiana — 0.3%
Epps, LA, COP	8.000%	6/1/18	775,000	766,777
Louisiana Local Government Environmental Facilities, CDA Revenue, Capital Project & Equipment Acquisition Program, ACA	6.550%	9/1/25	595,000	667,899
Louisiana Public Facilities Authority Revenue, Entergy Louisiana LLC Project	5.000%	6/1/30	1,535,000	1,636,725
Total Louisiana				3,071,401
Maryland — 4.9%
Maryland Industrial Development Financing Authority, EDR, Our Lady of Good Counsel School	6.000%	5/1/35	1,000,000	1,046,070
Maryland State EDC, EDR:
Term Project	5.750%	6/1/35	9,000,000	10,260,720
Transportation Facilities Project	5.750%	6/1/35	21,625,000	24,654,230
Maryland State EDC, Student Housing Revenue Bonds, University of Maryland, College Park Projects	5.800%	6/1/38	5,000,000	5,380,150
Maryland State Health & Higher EFA Revenue:
Mercy Medical Center	6.250%	7/1/31	9,000,000	10,773,990
Washington Christian Academy	5.250%	7/1/18	250,000	100,000
Washington Christian Academy	5.500%	7/1/38	1,170,000	468,000
Total Maryland				52,683,160
Massachusetts — 3.4%
Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project	7.875%	3/1/25	1,120,000	1,043,000	(a)
Massachusetts State DFA Revenue, Tufts Medical Center Inc.	6.875%	1/1/41	4,000,000	4,826,880
Massachusetts State HEFA Revenue:
Massachusetts Eye & Ear Infirmary	5.375%	7/1/35	10,000,000	10,900,200

See Notes to Financial Statements.

Municipal High Income Portfolio 2013 Semi-Annual Report	29

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Massachusetts — continued
Suffolk University	5.750%	7/1/39	$13,740,000	$15,668,959
University of Massachusetts Memorial Health Care Inc.	5.000%	7/1/33	4,000,000	4,116,640
Total Massachusetts				36,555,679
Michigan — 3.0%
Allen Academy, MI, COP	8.000%	6/1/33	3,500,000	3,580,675
Cesar Chavez Academy, COP	6.500%	2/1/33	1,635,000	1,667,700	(c)
Cesar Chavez Academy, COP	8.000%	2/1/33	1,600,000	1,632,000	(c)
Detroit, MI, Water Supply System Revenue, Senior Lien	5.250%	7/1/41	5,000,000	5,401,450
Michigan Finance Authority Revenue, Detroit School District	5.500%	6/1/21	10,000,000	11,510,600
Michigan State Strategic Fund Limited Obligation Revenue:
Evangelical Homes of Michigan	5.250%	6/1/32	1,000,000	1,007,990	(b)
Evangelical Homes of Michigan	5.500%	6/1/47	1,000,000	1,007,890	(b)
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	4,000,000	5,091,280
Saline, MI, Economic Development Corp. Revenue, Evangelical Homes of Michigan Project	5.500%	6/1/47	1,235,000	1,244,744	(b)
Total Michigan				32,144,329
Minnesota — 0.2%
St. Paul, MN, Port Authority Lease Revenue:
Regions Hospital Parking Ramp Project	5.000%	8/1/21	475,000	491,592
Regions Hospital Parking Ramp Project	5.000%	8/1/36	1,375,000	1,384,611
Total Minnesota				1,876,203
Missouri — 0.5%
Missouri State HEFA, Lutheran Senior Services	6.000%	2/1/41	2,000,000	2,263,920
Raytown, MO, Annual Appropriation Supported Tax:
Raytown Live Redevelopment Plan Project 1	5.000%	12/1/19	1,000,000	1,083,850
Raytown Live Redevelopment Plan Project 1	5.000%	12/1/20	1,555,000	1,678,825
Total Missouri				5,026,595
Nebraska — 1.2%
Central Plains Energy Project, NE, Gas Project Revenue, Project #3	5.000%	9/1/42	12,000,000	13,166,400
New Jersey — 3.8%
New Jersey EDA Revenue, Newark Downtown District Management Corp.	5.125%	6/15/27	400,000	414,584
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	5.125%	9/15/23	8,000,000	8,233,920	(a)

See Notes to Financial Statements.

30	Municipal High Income Portfolio 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
Refunding	6.875%	1/1/37	$11,000,000	$11,153,010	(a)
Refunding, Gloucester Marine Project	6.625%	1/1/37	3,485,000	3,575,680
School Facilities Construction	1.690%	3/1/28	17,500,000	17,508,400	(e)
Total New Jersey				40,885,594
New Mexico — 0.8%
Otero County, NM:
COP, Jail Project Revenue	5.750%	4/1/18	1,630,000	1,595,786
COP, Jail Project Revenue	6.000%	4/1/23	500,000	464,720
COP, Jail Project Revenue	7.500%	12/1/24	5,510,000	5,541,407
COP, Jail Project Revenue	6.000%	4/1/28	500,000	447,255
Total New Mexico				8,049,168
New York — 6.1%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	31,870,000	37,383,191
Dutchess County, NY, Industrial Development Agency, Civic Facility Revenue, Refunding, Bard College	5.000%	8/1/46	2,500,000	2,641,750
Herkimer County, NY, IDA, Folts Adult Home, FHA, GNMA	5.500%	3/20/40	950,000	1,035,158
Hudson, NY, Yards Infrastructure Corp. Revenue	5.750%	2/15/47	10,000,000	11,909,600
Nassau County, NY, Industrial Development Agency Revenue, Continuing Care Retirement, Amsterdam at Harborside	6.700%	1/1/43	3,300,000	2,171,862
New York City, NY, IDA, Civic Facilities Revenue:
Amboy Properties Corp. Project	6.750%	6/1/20	2,030,000	2,029,959
Special Needs Facilities Pooled Program	8.125%	7/1/19	525,000	527,300
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	6.000%	12/1/36	7,000,000	8,240,470
Total New York				65,939,290
Ohio — 1.5%
Cleveland-Cuyahoga County, OH, Port Authority Revenue, Senior Housing, St. Clarence — GEAC, LLC	6.125%	5/1/26	500,000	502,505
Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project	7.500%	1/1/30	2,310,000	2,313,950
Lorain County, OH, Port Authority, Recovery Zone Facility Revenue, U.S. Steel Corp. Project	6.750%	12/1/40	5,000,000	5,405,700
Miami County, OH, Hospital Facilities Revenue, Refunding & Improvement Upper Valley Medical Center	5.250%	5/15/26	2,000,000	2,120,760
Ohio State Water Development Authority, Environmental Improvement Revenue, U.S. Steel Corp. Project	6.600%	5/1/29	5,000,000	5,391,400
Total Ohio				15,734,315

See Notes to Financial Statements.

Municipal High Income Portfolio 2013 Semi-Annual Report	31

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Oklahoma — 0.8%
Oklahoma HFA, Single-Family Mortgage, GNMA	7.997%	8/1/18	$40,000	$41,135	(a)
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue:
Montereau Inc. Project	7.125%	11/1/30	1,000,000	1,144,610
Montereau Inc. Project	7.250%	11/1/40	7,000,000	7,918,820
Total Oklahoma				9,104,565
Pennsylvania — 4.4%
Dauphin County, PA, General Authority Revenue, Office & Parking, Riverfront Office Center Project	6.000%	1/1/25	4,390,000	4,402,204
Harrisburg, PA, University Revenue, Harrisburg University of Science and Technology	6.000%	9/1/36	3,000,000	2,370,450	(f)
Lackawanna County, PA, GO, AGC	6.000%	9/15/34	4,000,000	4,500,040
Montgomery County, PA, IDA Revenue:
Acts Retirement-Life Communities	5.000%	11/15/25	3,305,000	3,779,135
Acts Retirement-Life Communities	5.000%	11/15/26	2,875,000	3,275,056
Acts Retirement-Life Communities	5.000%	11/15/27	1,670,000	1,893,797
Pennsylvania Economic Development Financing Authority:
Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility	5.625%	1/1/19	1,420,000	1,575,689
Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility	6.250%	1/1/32	5,000,000	5,744,250
Solid Waste Disposal Revenue, Waste Management Inc. Project	5.100%	10/1/27	1,000,000	1,066,390	(a)
Pennsylvania Economic Development Financing Authority, Health Systems Revenue, Albert Einstein Healthcare	6.250%	10/15/23	5,000,000	5,869,350
Pennsylvania HEFA Revenue, Shippensburg University	6.000%	10/1/31	3,500,000	4,071,655
Philadelphia, PA, Authority for IDR, Discovery Charter School Inc. Project	6.250%	4/1/42	635,000	703,517
Philadelphia, PA, Hospitals & Higher EFA Revenue, Temple University Health System	6.250%	7/1/23	7,000,000	7,855,260
Total Pennsylvania				47,106,793
Puerto Rico — 4.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue	5.000%	7/1/33	8,000,000	7,908,880
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/40	5,000,000	5,051,650
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	5,000,000	5,364,300	(g)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	9,000,000	9,562,230

See Notes to Financial Statements.

32	Municipal High Income Portfolio 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Puerto Rico — continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	$7,000,000	$7,688,310
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/43	8,500,000	8,970,220
Total Puerto Rico				44,545,590
Rhode Island — 0.1%
Central Falls, RI, Detention Facility Corp., Detention Facilities Revenue, Refunding	7.250%	7/15/35	1,000,000	791,040
South Carolina — 0.2%
Newberry County, SC, Special Source Revenue, Refunding J.F. Hawkins Nursing Home, Radian	5.000%	3/1/30	2,000,000	2,187,920	(c)
Tennessee — 0.1%
Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Trezevant Manor Project	5.750%	9/1/37	1,000,000	1,017,020
Texas — 18.1%
Austin-Bergstrom, TX, Landhost Enterprises Inc., Airport Hotel, Senior Bonds	6.750%	4/1/27	5,025,000	2,869,325
Burnet County, TX, Public Facility Project Revenue	7.750%	8/1/29	2,825,000	1,977,500
Central Texas Regional Mobility Authority Revenue	5.750%	1/1/25	2,500,000	2,939,500
Central Texas Regional Mobility Authority Revenue	6.000%	1/1/41	5,000,000	5,845,300
Central Texas Regional Mobility Authority Revenue:
Capital Appreciation	0.000%	1/1/36	2,800,000	833,644
Capital Appreciation	0.000%	1/1/38	2,000,000	530,500
Capital Appreciation	0.000%	1/1/40	2,200,000	521,840
Clifton, TX, Higher Education Finance Corp., Education Revenue	6.000%	12/1/30	1,120,000	1,288,672
Clifton, TX, Higher Education Finance Corp., Education Revenue	6.125%	12/1/40	4,000,000	4,557,480
Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement	6.375%	5/1/35	1,665,000	1,422,709	(a)
Dallas-Fort Worth, TX, International Airport Revenue, Joint Improvement	5.000%	11/1/42	3,455,000	3,749,953	(a)
Gulf Coast, TX, IDA Revenue, Citgo Petroleum Corp. Project	4.875%	5/1/25	2,000,000	2,036,120	(a)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.625%	11/15/32	5,135,000	5,718,079
Houston, TX, Airport System Revenue:
Special Facilities, Continental Airlines Inc. Projects	6.125%	7/15/27	6,645,000	6,674,238	(a)
Special Facilities, Continental Airlines Inc., Terminal Projects	6.500%	7/15/30	6,500,000	7,336,550	(a)

See Notes to Financial Statements.

Municipal High Income Portfolio 2013 Semi-Annual Report	33

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Special Facilities, Continental Airlines Inc., Terminal Projects	6.625%	7/15/38	$5,000,000	$5,612,500	(a)
Love Field Airport Modernization Corp., TX, Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	15,615,000	17,076,096
Maverick County, TX, Public Facility Corp. Project Revenue	6.375%	2/1/29	520,000	426,691
Midlothian, TX, Development Authority, Tax Increment Contract Revenue	6.200%	11/15/29	2,500,000	2,527,800
Midlothian, TX, Development Authority, Tax Increment Contract Revenue, Refunding, Subordinated Lien	5.125%	11/15/26	935,000	940,825
North Texas Tollway Authority Revenue	5.750%	1/1/33	10,000,000	11,091,400
North Texas Tollway Authority Revenue	6.250%	1/1/39	2,000,000	2,280,760
Port Corpus Christi, TX, Celanese Project	6.450%	11/1/30	1,995,000	2,022,990
San Leanna Educational Facilities Corp., Education Revenue:
Saint Edwards University Project	5.000%	6/1/20	1,000,000	1,101,350
Saint Edwards University Project	5.125%	6/1/22	2,000,000	2,183,720
Texas Midwest Public Facility Corp. Revenue, Secure Treatment Facility Project	9.000%	10/1/30	5,000,000	1,500,000
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	6.250%	12/15/26	6,500,000	8,508,370
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, NTE Mobility Partners LLC	6.875%	12/31/39	28,000,000	33,429,200
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	29,460,000	35,767,681
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/28	10,000,000	10,952,900
Texas State Public Finance Authority, Charter School Finance Corp. Revenue, Cosmos Foundation Inc.	6.200%	2/15/40	4,000,000	4,817,120
Texas State Public Finance Authority, Charter School Finance Corp. Revenue:
Cosmos Foundation Inc.	6.000%	2/15/30	1,000,000	1,202,920
Uplift Education	5.875%	12/1/36	1,000,000	1,082,390
Willacy County, TX, PFC Project Revenue	8.250%	12/1/23	2,860,000	2,924,150
Willacy County, TX, PFC Project Revenue, County Jail	7.500%	11/1/25	570,000	561,199
Total Texas				194,311,472
U.S. Virgin Islands — 0.8%
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.750%	10/1/37	7,500,000	8,737,125
Virginia — 3.4%
Broad Street CDA Revenue	7.500%	6/1/33	748,000	779,768	(c)

See Notes to Financial Statements.

34	Municipal High Income Portfolio 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Virginia — continued
Chesterfield County, VA, EDA, Solid Waste and Sewer Disposal Revenue, Virginia Electric Power Co. Project	5.600%	11/1/31	$6,000,000	$6,461,280	(a)
Virginia Beach, VA, Development Authority, MFH Revenue:
Residential Rental Hampton Project	7.500%	10/1/39	2,300,000	2,381,397	(a)
Residential Rental Mayfair Project	7.500%	10/1/39	2,305,000	2,386,574	(a)
Virginia Small Business Financing Authority, Hospital Revenue, Carilion Clinic Obligation, SPA-Wells Fargo Bank N.A.	0.100%	7/1/42	6,500,000	6,500,000	(e)
Virginia State Small Business Financing Authority Revenue, Elizabeth River Crossings OpCo LLC Project	5.500%	1/1/42	8,000,000	8,787,840	(a)
Washington County, VA, IDA Hospital Facilities Revenue, Mountain States Health Alliance	7.750%	7/1/38	7,500,000	9,470,250
Total Virginia				36,767,109
West Virginia — 0.3%
Pleasants County, WV, PCR, Refunding, County Commission, Allegheny Energy Supply Co., LLC	5.250%	10/15/37	3,000,000	3,207,870
Wisconsin — 0.3%
Wisconsin State HEFA Revenue:
Aurora Health Care Inc.	6.400%	4/15/33	1,000,000	1,007,990
Aurora Health Care Inc.	5.625%	4/15/39	2,000,000	2,225,100
Total Wisconsin				3,233,090
Total Investments before Short-Term Investments (Cost — $904,629,882)				1,005,133,328
Short-Term Investments — 6.1%
California — 0.7%
California Health Facilities Financing Authority Revenue, Catholic Healthcare West, NATL, LOC-JPMorgan Chase	0.110%	7/1/16	7,000,000	7,000,000	(h)(i)
Colorado — 0.1%
University of Colorado Hospital Authority Revenue, LOC-Wells Fargo Bank N.A.	0.110%	11/15/41	1,300,000	1,300,000	(h)(i)
Florida — 2.1%
Miami-Dade County, FL, Health Facilities Authority Hospital Revenue, Miami Children’s Hospital Project, NATL, LOC-Wells Fargo Bank N.A.	0.120%	8/1/34	17,875,000	17,875,000	(h)(i)
Orlando & Orange County, FL, Expressway Authority Revenue, LOC-SunTrust Bank	0.150%	7/1/40	3,900,000	3,900,000	(h)(i)
Sarasota County, FL, Public Hospital District Revenue, Sarasota Memorial Hospital, LOC-Northern Trust Co.	0.100%	7/1/37	165,000	165,000	(h)(i)
Total Florida				21,940,000

See Notes to Financial Statements.

Municipal High Income Portfolio 2013 Semi-Annual Report	35

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Georgia — 0.1%
Athens-Clarke County, GA, Unified Government Development Authority Revenue, University of Georgia Athletic Association Inc., LOC-Wells Fargo Bank N.A.	0.110%	7/1/35	$1,300,000	$1,300,000	(h)(i)
Indiana — 0.1%
Indiana State Finance Authority Revenue, Lease Appropriation, SPA-JPMorgan Chase	0.130%	2/1/35	500,000	500,000	(h)(i)
Kansas — 0.0%
Kansas State Department of Transportation Highway Revenue, SPA-Dexia Credit Local & Westdeutsche Landesbank	0.080%	9/1/19	200,000	200,000	(h)(i)
Massachusetts — 0.3%
Massachusetts State HEFA Revenue, Partners Healthcare Systems, SPA-JPMorgan Chase	0.090%	7/1/27	3,600,000	3,600,000	(h)(i)
New York — 2.0%
New York City, NY, GO, LIQ-Dexia Credit Local	0.190%	4/1/35	11,100,000	11,100,000	(h)(i)
New York City, NY, Health & Hospital Corp. Revenue, HHC Capital Corp., LOC-TD Bank N.A.	0.080%	2/15/31	300,000	300,000	(h)(i)
New York City, NY, Municipal Water Finance Authority, SPA-Dexia Credit Local	0.200%	6/15/32	2,000,000	2,000,000	(h)(i)
New York City, NY, TFA:
Future Tax Secured, SPA-Citibank N.A.	0.140%	8/1/31	1,300,000	1,300,000	(h)(i)
Subordinated, LIQ-Dexia Credit Local	0.210%	11/1/22	1,690,000	1,690,000	(h)(i)
New York City, NY, TFA Revenue, New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	0.200%	11/1/22	900,000	900,000	(h)(i)
New York, NY, GO, LOC-Mizuho Corporate Bank	0.120%	4/1/42	3,700,000	3,700,000	(h)(i)
Total New York				20,990,000
North Carolina — 0.4%
Mecklenburg County, NC, COP, SPA-SunTrust Bank	0.170%	2/1/28	2,300,000	2,300,000	(h)(i)
Raleigh, NC, COP, Downtown Improvement Project, SPA-Wells Fargo Bank N.A.	0.110%	2/1/34	2,300,000	2,300,000	(h)(i)
Total North Carolina				4,600,000
Ohio — 0.0%
Ohio State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities, SPA-Wells Fargo Bank N.A.	0.150%	9/1/36	300,000	300,000	(a)(h)(i)
Pennsylvania — 0.2%
Delaware County Authority, PA, White Horse Village Inc. Project, LOC-Citizens Bank of Pennsylvania	0.160%	7/1/36	900,000	900,000	(h)(i)
Pennsylvania State Turnpike Commission, Registration Fee Revenue, Refunding, AGM, SPA-JPMorgan Chase	0.400%	7/15/41	1,200,000	1,200,000	(h)(i)

See Notes to Financial Statements.

36	Municipal High Income Portfolio 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Philadelphia, PA, Hospitals & Higher EFA, Revenue, Children’s Hospital Project, SPA-JPMorgan Chase	0.100%	2/15/14	$100,000	$100,000	(h)(i)
Total Pennsylvania				2,200,000
Virginia — 0.0%
Albemarle County, VA, EDA, Hospital Revenue, Martha Jefferson Hospital, LOC-Wells Fargo Bank N.A.	0.090%	10/1/48	200,000	200,000	(h)(i)
Wisconsin — 0.1%
Ladysmith, WI, IDR, Indeck Ladysmith LLC Project, LOC-Wells Fargo Bank N.A.	0.100%	8/1/27	1,000,000	1,000,000	(h)(i)
Total Short-Term Investments (Cost — $65,130,000)				65,130,000
Total Investments — 99.6% (Cost — $969,759,882#)				1,070,263,328
Other Assets in Excess of Liabilities — 0.4%				4,821,348
Total Net Assets — 100.0%				$1,075,084,676

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Security is purchased on a when-issued basis.

(c)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	The coupon payment on these securities is currently in default as of January 31, 2013.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ACA	— American Capital Assurance — Insured Bonds
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FHA	— Federal Housing Administration
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority

See Notes to Financial Statements.

Municipal High Income Portfolio 2013 Semi-Annual Report	37

Municipal High Income Portfolio

HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PFC	— Public Facilities Corporation
Radian	— Radian Asset Assurance — Insured Bonds
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority

Ratings Table†
Standard & Poor’s/Moody’s/Fitch‡
AAA/Aaa	0.4%
AA/Aa	2.2
A	29.3
BBB/Baa	45.3
BB/Ba	2.8
B	2.8
D	0.1
A-1/VMIG 1	6.1
NR	11.0
100.0%

†	As a percentage of total investments.

‡	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the lowest rating category received from a NRSRO.

Summary of Investments by Industry*
Industrial revenue	18.1%
Health care	18.0
Transportation	16.1
Education	12.6
Special tax obligation	7.6
Power	6.5
Other	4.3
Water & sewer	4.2
Pre-refunded/escrowed to maturity	2.2

See Notes to Financial Statements.

38	Municipal High Income Portfolio 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Municipal High Income Portfolio

Summary of Investments by Industry* cont’d
Leasing	1.8%
Solid waste/resource recovery	1.2
Local general obligation	0.8
Housing	0.5
Short-term investments	6.1
100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of January, 31, 2013 and are subject to change.

See Notes to Financial Statements.

Municipal High Income Portfolio 2013 Semi-Annual Report	39

Statement of assets and liabilities (unaudited)

January 31, 2013

Assets:
Investments, at value (Cost — $969,759,882)	$1,070,263,328
Cash	37,694
Interest receivable	11,631,394
Receivable for securities sold	518,813
Total Assets	1,082,451,229

Liabilities:
Payable for securities purchased	6,758,243
Payable to broker — variation margin on open futures contracts	580,336
Trustees’ fees payable	260
Accrued expenses	27,714
Total Liabilities	7,366,553
Total Net Assets	$1,075,084,676

Represented by:
Paid-in-Capital	$1,075,084,676

See Notes to Financial Statements.

40	Municipal High Income Portfolio 2013 Semi-Annual Report

Statement of operations1 (unaudited)

For the Period Ended January 31, 2013

Investment Income:
Interest	$8,943,950

Expenses:
Fund accounting fees	15,853
Audit and tax	12,239
Legal fees	12,049
Organization expenses	10,000
Custody fees	5,603
Offering costs	5,005
Trustees’ fees	2,771
Miscellaneous expenses	1,721
Total Expenses	65,241
Net Investment Income	8,878,709

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	313,308
Futures contracts	(342,860)
Net Realized Loss	(29,552)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	100,503,446
Futures contracts	1,247,787
Change in Net Unrealized Appreciation (Depreciation)	101,751,233
Net Gain on Investments and Futures Contracts	101,721,681
Increase in Net Assets from Operations	$110,600,390

[1]	For the period November 29, 2012 (commencement of operations) to January 31, 2013.

See Notes to Financial Statements.

Municipal High Income Portfolio 2013 Semi-Annual Report	41

Statement of changes in net assets

For the Period Ended January 31, 2013[1] (unaudited)	January 31

Operations:
Net investment income	$8,878,709
Net realized loss	(29,552)
Change in net unrealized appreciation (depreciation)	101,751,233
Increase in Net Assets From Operations	110,600,390

Capital Transactions:
Proceeds from contributions	991,665,373
Value of withdrawals	(27,181,087)
Increase in Net Assets From Capital Transactions	964,484,286
Increase in Net Assets	1,075,084,676

Net Assets:
Beginning of period	—
End of period	$1,075,084,676

[1]	For the period November 29, 2012 (commencement of operations) to January 31, 2013.

See Notes to Financial Statements.

42	Municipal High Income Portfolio 2013 Semi-Annual Report

Financial highlights

For the years ended July 31, unless otherwise noted:
2013[1]

Net assets, end of period (millions)	$1,075
Total return[2]	3.86%

Ratios to average net assets:
Gross expenses[3]	0.04%
Net expenses[3,4]	0.04
Net investment income[3]	5.17

Portfolio turnover rate	2%

[1]	For the period November 29, 2012 (commencement of operations) to January 31, 2013 (unaudited).

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[3]	Annualized.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Municipal High Income Portfolio 2013 Semi-Annual Report	43

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Municipal High Income Portfolio (the “Portfolio”) is a diversified investment series of Master Portfolio Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At January 31, 2013, all investors in the Portfolio were funds advised or administered by the manager of the Portfolio and/or its affiliates.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies,

44	Municipal High Income Portfolio 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among the market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Municipal High Income Portfolio 2013 Semi-Annual Report	45

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Municipal bonds	—	$1,005,133,328	—	$1,005,133,328
Short-term investments†	—	65,130,000	—	65,130,000
Total investments	—	$1,070,263,328	—	$1,070,263,328
Other financial instruments:
Futures contracts	$1,247,787	—	—	$1,247,787
Total	$1,247,787	$1,070,263,328	—	$1,071,511,115

†	See Schedule of Investments for additional detailed categorizations.

(b) Interest income and expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the manager.

(c) Method of allocation. Net investment income of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio (the “Holders”) at the time of such determination. Gross realized gains and/or losses of the Portfolio are allocated to the Holders in a manner such that, the net asset values per share of each Holder, after each such allocation is closer to the total of all Holders’ net asset values divided by the aggregate number of shares outstanding for all Holders.

(d) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

46	Municipal High Income Portfolio 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(e) Securities Traded on a When-Issued Basis. The Portfolio may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Credit and market risk. The Portfolio invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(i) Income taxes. The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2013, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Municipal High Income Portfolio 2013 Semi-Annual Report	47

Under the investment management agreement, the Portfolio does not pay an investment management fee.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period ended January 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments
Purchases	$83,587,543
Sales	21,982,090

At January 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$112,587,313
Gross unrealized depreciation	(12,083,867)
Net unrealized appreciation	$100,503,446

At January 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 30-Year Bonds	277	3/13	$40,988,631	$39,740,844	$1,247,787

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at January 31, 2013.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$1,247,787

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended January 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

48	Municipal High Income Portfolio 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(342,860)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$1,247,787

During the period ended January 31, 2013, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Futures contracts (to sell)	$42,992,208

5. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s

Municipal High Income Portfolio 2013 Semi-Annual Report	49

dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

50	Municipal High Income Portfolio

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Master Portfolio Trust (the “Trust”) held on November 5-6, 2012, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an initial two-year period a management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Municipal High Income Portfolio, a new series of the Trust (the “Fund”). The Board, including the Independent Trustees, also approved for an initial two-year period a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the proposed management and sub-advisory arrangements for the Fund and the existing management and sub-advisory arrangements for the other funds overseen by the Board, certain portions of which are discussed below. The Board noted that the Fund is a “master fund” in a “master-feeder” structure, whereby Western Asset Municipal High Income SMASh Fund (the “New Feeder Fund”) and Western Asset Municipal High Income Fund (the “Existing Feeder Fund”), feeder funds in the Fund (together, the “Feeder Funds”), have the same investment objective and policies as the Fund and invest substantially all of their assets in the Fund. In this regard, the Board took into account information it received regarding the Feeder Funds at a meeting held on August 6-7, 2012. The Board noted that the Existing Feeder Fund, a series of Legg Mason Partners Income Trust, is a stand-alone fund with over 10 years of operating history that would convert to a Feeder Fund on or about November 28, 2012. The discussion below covers both the proposed advisory and the proposed administrative functions to be rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the proposed advisory functions to be rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of

Municipal High Income Portfolio	51

factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services expected to be provided under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively. In considering the nature, extent and quality of services expected to be provided under the Management Agreement and the Sub-Advisory Agreement, the Board took into account information provided in conjunction with the most recent contract review for the funds in the Legg Mason fund complex. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of those other funds and the Manager’s role in coordinating the activities of the other service providers. The Board’s evaluation of the services expected to be provided to the Fund by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services expected to be provided by the Manager and the Subadviser were expansive, and that they included maintaining and monitoring their own and the Fund’s compliance programs established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals expected to be primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board considered the expected division of responsibilities between the Manager and the Subadviser and the oversight expected to be provided by the Manager. The Board also considered the Manager’s and the Subadviser’s proposed policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions.

In considering the expected performance of the Fund, the Board received and considered performance information for the Existing Feeder Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data, for the Existing Feeder Fund. The Board noted that the Fund and the New Feeder Fund were newly organized and thus did not yet have any performance history. In addition, the Trustees noted that, in the future, they expected to receive and discuss with management performance information for the New Feeder Fund and for a group of funds selected by Lipper.

52	Municipal High Income Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board noted that the Existing Feeder Fund’s performance was the same as the performance of the Fund (except for the effect of fees at the Feeder Fund level), and therefore relevant to the Board’s consideration of the Fund’s performance. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Existing Feeder Fund with the funds included in its Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Existing Feeder Fund’s performance against its benchmark and against its peers. In addition, the Board considered the Existing Feeder Fund’s performance in light of overall financial market conditions.

The information comparing the Existing Feeder Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as high yield municipal debt funds by Lipper, showed, among other data, that the Existing Feeder Fund’s performance for the 1-, 5- and 10-year periods ended June 30, 2012 was above the median and that its performance for the 3-year period ended June 30, 2012 was below the median. The Board noted the explanations from the Manager and the Subadviser concerning the Existing Feeder Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services expected to be provided under the Management Agreement and the Sub-Advisory Agreement were sufficient for approval of those Agreements for the initial two-year period.

Management fee arrangements and expected expense ratios

The Board reviewed and considered that the Fund is not expected to pay a management fee. The Board considered that the Feeder Funds’ assets would represent a significant portion of the Fund’s assets, and thus information about the proposed fee arrangements and expenses of the New Feeder Fund and the fees and expenses of the Existing Feeder Fund were relevant to their analysis. In this regard, the Board noted that the expense information provided for the Feeder Funds reflected both management fees and total expenses, as applicable, payable by the Feeder Funds as well as total expenses payable by the Fund. The Board noted that the Feeder Funds have entered into arrangements through which the Manager and/or its affiliates will be compensated by the Existing Feeder Fund or, with respect to the New Feeder Fund, by sponsors of separately managed programs that will invest through the New Feeder Fund as further described below. The Board noted that the Manager considered this compensation to be sufficient.

The Board noted that it had previously reviewed information regarding fees charged by the Manager and the Subadviser to other U.S. clients investing primarily in an asset class similar to the asset class in which the Fund and the Feeder Funds were expected to invest, including, where applicable, separate accounts. In this regard, the Manager had reviewed with the Board the differences in the services provided to these different types of accounts, noting that the Fund would be provided with certain administrative services, office facilities, and Fund officers (including the Fund’s

Municipal High Income Portfolio	53

chief executive, chief financial and chief compliance officers), and that the Manager would coordinate and oversee the provision of services to the Fund by other Fund service providers. The Board considered the proposed contractual management fee arrangement in light of the differences required to manage these different types of accounts.

The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fee expected to be retained by the Manager after payment of the subadvisory fee with respect to the Existing Feeder Fund. The Board noted that it had previously received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Existing Feeder Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser to the Existing Feeder Fund. In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Existing Feeder Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board considered that the compensation expected to be paid to the Subadviser would be paid by the Manager, not the Existing Feeder Fund. The information comparing the Existing Feeder Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Existing Feeder Fund) classified as high yield municipal debt funds and chosen by Lipper to be comparable to the Existing Feeder Fund, showed that the Existing Feeder Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Existing Feeder Fund’s actual total expense ratio was below the median. The Board took into account management’s discussion of the Existing Feeder Fund’s expenses. The Board also considered that the current expense limitation applicable to one of the Existing Feeder Fund’s share classes is expected to continue through December 2014.

The Board noted that the New Feeder Fund does not expect to pay a management fee. The Board also recognized that the Manager had agreed to pay all operating expenses of the New Feeder Fund, including the New Feeder Fund’s allocated share of the fees and expenses of the underlying mutual fund through which it invests, except for interest, brokerage, taxes and extraordinary expenses of the New Feeder Fund or the underlying mutual fund and fees and expenses of any other acquired fund. The Board considered that this arrangement is expected to continue through December 2014. The Board took into account the fact that the New Feeder Fund’s expected expense ratio was in line with the expense ratios of other comparable funds. In addition, the Board recognized that shareholders of the New Feeder Fund are expected to be participants in separately managed account programs and pay fees to the program sponsors for the costs and expenses of the program, including

54	Municipal High Income Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

fees for advice and portfolio execution. When a program participant, alone or with his or her program sponsor, elects to allocate assets to the investment strategy managed or advised by an affiliate of the Manager, that affiliate receives a fee from the program sponsor for managing or advising those assets, including assets that may be invested in the New Feeder Fund. In certain cases, a participant is expected to pay a fee for investment advice directly to an affiliate of the Manager in its capacity as adviser or subadviser to the participant’s account.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the proposed fee and expense arrangements for the Fund were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board considered that, since the Fund was a newly-created series of the Trust, information relating to the profitability of the Manager and its affiliates in providing services to the Fund was not yet available. The Board noted, however, that it would have opportunities to review such information in the future, including as part of its annual consideration of the advisory and sub-advisory agreements for the various funds in the Legg Mason fund complex. The Board also noted that it had previously considered profitability information with respect to the Legg Mason fund complex as a whole, which included an analysis of the profitability of the Manager and its affiliates.

Economies of scale

The Board discussed whether the Manager realizes economies of scale as the Fund’s assets grow. The Board considered that the New Feeder Fund pays no management fees to the Manager. The Board noted that the Manager has agreed to pay all operating expenses of the New Feeder Fund, including the New Feeder Fund’s allocated share of the fees and expenses of the underlying mutual fund through which it invests, except for interest, brokerage, taxes and extraordinary expenses of the New Feeder Fund or the underlying mutual fund and fees and expenses of any other acquired fund.

With respect to the Existing Feeder Fund, the Board noted that the Contractual Management Fee includes breakpoints. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Existing Feeder Fund’s asset levels. The Board noted that although the Existing Feeder Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, its Contractual Management Fee was approximately equivalent to the asset-weighted average of management fees paid by the other funds with the same Lipper investment classification/objective at all asset levels.

The Board determined that the proposed management fee structure for the Fund was reasonable.

Municipal High Income Portfolio	55

Other expected benefits to the manager and the subadviser

The Board considered other benefits that the Manager, the Subadviser and their affiliates were expected to receive as a result of their relationship with the Fund, including the opportunity to offer additional products and services to the Feeder Funds’ shareholders.

In light of the expected costs of providing investment management and other services to the Fund and the proposed commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits the Manager and its affiliates were expected to receive would be reasonable if the Management Agreement and the Sub-Advisory Agreement were approved.

*  *  *

In light of all of the foregoing, the Board determined that approval of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders, and approved those Agreements for an initial two-year period.

Western Asset

Municipal High Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken

Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-Transfer agents

Boston Financial Data Services Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Municipal High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Municipal High Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Municipal High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02173 3/13 SR13-1884

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer Legg Mason Partners Income Trust

Date:	March 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer Legg Mason Partners Income Trust

Date:	March 25, 2013

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer Legg Mason Partners Income Trust

Date:	March 25, 2013